UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2006
EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE	0001-364541	68-0629883
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)
14950 Heathrow Forest Parkway, Suite 111
Houston, Texas 77032
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (832) 327-8000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 3.02 Unregistered Sales of Equity Securities
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
First Amended and Restated Limited Partnership Agreement
Second Amended and Restated Limited Liability Company Agreement
Registration Rights Agreement
Omnibus Agreement
Eagle Rock Energy Partners, L.P. Long-Term Incentive Plan
Contribution, Conveyance and Assumption Agreement

Item 1.01 Entry into a Material Definitive Agreement.
General. On October 24, 2006, Eagle Rock Energy Partners, L.P. (the “Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with Eagle Rock Energy GP, L.P., the general partner of the Partnership (the “General Partner”), Eagle Rock Energy G&P, LLC (“G&P”), Eagle Rock Holdings, L.P. (“Holdings”) and the Underwriters named therein providing for the offer and sale in a firm commitment underwritten offering of 12,500,000 common units representing limited partner interests in the Partnership (“Common Units”) at a price of $19.00 per Common Unit ($17.765 per Common Unit, net of underwriting discount). Pursuant to the Underwriting Agreement, the Partnership granted the Underwriters a 30-day option to purchase up to an additional 1,875,000 Common Units (the “Option”) to cover over-allotments, if any, on the same terms as those Common Units sold by the Partnership.
In the Underwriting Agreement, the Partnership agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.
The transactions contemplated by the Underwriting Agreement were consummated on October 27, 2006.
Omnibus Agreement. On October 27, 2006, the closing date of the transactions contemplated by the Underwriting Agreement, the General Partner, G&P, Holdings and the Partnership entered into an omnibus agreement (the “Omnibus Agreement”). As more fully described in the Partnership’s final prospectus (the “Prospectus”) dated October 24, 2006 (File No. 333-134750) and filed on October 25, 2006 with the Commission pursuant to Rule 424(b)(1) under the Securities Act of 1933, as amended (the “Securities Act”), the Omnibus Agreement governs the obligations of Holdings, the General Partner and G&P to indemnify the Partnership against certain environmental and related liabilities (up to but not exceeding $7.5 million) arising during the two years following the closing date out of the operation of the assets contributed to the Partnership on or before the closing date, (ii) certain defects in the easement rights or fee ownership interests in and to the lands on which any assets contributed to the Partnership are located and failure to obtain certain consents and permits necessary to conduct the Partnership’s business that arise within two years after the closing date, (iii) certain income tax liabilities attributable to the operation of the assets contributed to the Partnership prior to the time they were contributed, (iv) all liabilities, other than the covered environmental liabilities and other than liabilities incurred in the ordinary course of business conducted in compliance with applicable laws, (up to but not exceeding $5.0 million) that arise out of the operation of the assts contributed to the Partnership on before the closing date that arise within two years after the closing date and (v) all liabilities attributable to any assets or liabilities retained by such entities. In addition, the Omnibus Agreement governs our obligation to reimburse G&P and Holdings for (i) the payment of operating expenses, including salary and benefits of operating personnel, they incur on our behalf in connection with our business and operations and (ii) insurance coverage expenses they incur with respect to our business and operations and with respect to director and officer liability coverage.
A copy of the Omnibus Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.
Long-Term Incentive Plan. In connection with the initial public offering, the board of directors of G&P adopted the Eagle Rock Energy Partners, L.P. Long-Term Incentive Plan (the “Plan”) for employees, consultants and directors of G&P and its affiliates who perform services for the Partnership. The Plan provides for the grant of restricted units, phantom units, unit options and substitute awards and, with respect to unit options and phantom units, the grant of distribution equivalent rights, or DERs. Subject to adjustment for certain events, an aggregate of 1,000,000 Common Units may be delivered pursuant to awards under the Plan. The Plan will be administered by the compensation committee of G&P’s board of directors.
G&P’s board of directors, in its discretion, may terminate the Plan at any time with respect to any award that has not yet been granted. G&P’s board of directors also has the right to alter or amend the Plan or any part of the Plan from time to time, including increasing the number of Common Units that may be granted subject to unitholder approval as required by the exchange upon which the Common Units are listed at that time. No change in any outstanding grant may be made, however, that would materially impair the rights of the participant without the consent of the participant.

A copy of the Plan is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.
Registration Rights Agreement. On October 27, 2006, the closing date of the transactions contemplated by the Underwriting Agreement, the Partnership entered into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which the Partnership has agreed to register the common units held by Holdings, the common units issuable upon conversion of the subordinated units held by Holdings and any common units or other equity securities issuable in exchange for the common units and subordinated units held by Holdings
A copy of the Registration Rights Agreement is filed as Exhibit 4.1 to this Form 8-K and is incorporated herein by reference.
Other Agreements. The description of the Contribution Agreement described below under Item 2.01 is incorporated in this Item 1.01 by reference. A copy of the Contribution Agreement is filed as Exhibit 10.3 to this Form 8-K and is incorporated herein by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets.
Contribution Agreement. On the closing date, the Partnership, G&P, the General Partner, Eagle Rock Pipeline, L.P. (the “Operating Partnership”), Eagle Rock Pipeline GP, LLC (the “Operating Partnership GP”) and Holdings entered into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) as contemplated by the Prospectus. The Contribution Agreement provided for, among other things, (i) the transfer of the Operating Partnership and its subsidiaries to the Partnership and (ii) the distribution of cash by the Partnership to Holdings and certain private investors. These transfers and distributions were made in a series of steps outlined in the Contribution Agreement.
A copy of the Contribution Agreement is filed as Exhibit 10.3 to this Form 8-K and is incorporated herein by reference. As noted in Item 1.01 above, the Partnership has certain relationships with certain parties to the Contribution Agreement.
Item 3.02 Unregistered Sales of Equity Securities.
In connection with the consummation of the transactions contemplated by the Underwriting Agreement, on the closing date, the Partnership issued (i) 3,459,236 Common Units and 20,691,495 Subordinated Units to Holdings in exchange for certain equity interests in the Operating Partnership and Operating Partnership GP, (ii) 4,732,259 Common Units to certain private investors in exchange for certain equity interests in the Operating Partnership and (iii) incentive distribution rights (which represent the right to receive increasing percentages of quarterly distributions in excess of specified amounts) to the General Partner in exchange for certain member interests. Each Subordinated Unit will convert into one Common Unit at the end of the subordination period. Unless earlier terminated pursuant to the terms of the partnership agreement of the Partnership, the subordination period will extend until the first day of any quarter beginning after September 30, 2009 that the Partnership meets the financial tests set forth in the partnership agreement of the Partnership.
The foregoing transactions were undertaken in reliance upon the exemption from the registration requirements of the Securities Act afforded by Section 4(2). The Partnership believes that exemptions other than the foregoing exemption may exist for these transactions.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
On the closing date, the Partnership amended and restated its Agreement of Limited Partnership in connection with the closing of its initial public offering. A description of the First Amended and Restated Partnership Agreement is contained in the section entitled “The Partnership Agreement” of the Prospectus and is incorporated herein by reference. A copy of the Amended and Restated Partnership Agreement as adopted is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

On the closing date, G&P amended and restated its Limited Liability Company Agreement. A copy of the Second Amended and Restated Limited Liability Company Agreement of G&P as adopted is filed as Exhibit 3.2 to this Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit
Number	Description
Exhibit 3.1	First Amended and Restated Limited Partnership Agreement of Eagle Rock Energy Partners, L.P.

Exhibit 3.2	Second Amended and Restated Limited Liability Agreement of Eagle Rock Energy G&P, LLC.

Exhibit 4.1	Registration Rights Agreement, dated October 27, 2006, among Eagle Rock Energy Partners, L.P. and Eagle Rock Holdings, L.P.

Exhibit 10.1	Omnibus Agreement, dated October 27, 2006, among Eagle Rock Energy Partners, L.P., Eagle Rock Holdings, L.P., Eagle Rock Energy G&P, LLC, Eagle Rock Energy GP, L.P.

Exhibit 10.2	Eagle Rock Energy Partners, L.P. Long-Term Incentive Plan.

Exhibit 10.3	Contribution, Conveyance and Assumption Agreement, dated October 27, 2006, among Eagle Rock Energy Partners, L.P., Eagle Rock Energy G&P, LLC, Eagle Rock Energy GP, L.P., Eagle Rock Pipeline, L.P., Eagle Rock Pipeline GP, LLC and Eagle Rock Holdings, L.P.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

By:	EAGLE ROCK ENERGY GP, L.P.,
its General Partner

	By:	EAGLE ROCK ENERGY G&P, LLC,
its General Partner

		By:	/s/ Joan A.W. Schnepp
		Name:	Joan A.W. Schnepp
		Title:	Executive Vice President and Secretary
October 31, 2006

EXHIBIT INDEX

Exhibit
Number	Description
Exhibit 3.1	First Amended and Restated Limited Partnership Agreement of Eagle Rock Energy Partners, L.P.

Exhibit 3.2	Second Amended and Restated Limited Liability Agreement of Eagle Rock Energy G&P, LLC.

Exhibit 4.1	Registration Rights Agreement, dated October 27, 2006, among Eagle Rock Energy Partners, L.P. and Eagle Rock Holdings, L.P.

Exhibit 10.1	Omnibus Agreement, dated October 27, 2006, among Eagle Rock Energy Partners, L.P., Eagle Rock Holdings, L.P., Eagle Rock Energy G&P, LLC, Eagle Rock Energy GP, L.P.

Exhibit 10.2	Eagle Rock Energy Partners, L.P. Long-Term Incentive Plan.

Exhibit 10.3	Contribution, Conveyance and Assumption Agreement, dated October 27, 2006, among Eagle Rock Energy Partners, L.P., Eagle Rock Energy G&P, LLC, Eagle Rock Energy GP, L.P., Eagle Rock Pipeline, L.P., Eagle Rock Pipeline GP, LLC and Eagle Rock Holdings, L.P.